Significant acquisition	6 Months Ended
Apr. 30, 2022
Text Block [Abstract]
Significant acquisition

Note 6 Significant acquisition
Acquisition
Wealth Management
On March 31, 2022, we announced our intention via our subsidiary, RBC Wealth Management (Jersey) Holdings Limited
,
to acquire Brewin Dolphin Holdings PLC (Brewin Dolphin) by way of a recommended cash offer of

515
pence per share for the entire issued and to be issued share capital of Brewin Dolphin, which values Brewin Dolphin at approximately
£
1.6
billion ($
2.6
billion) on a fully diluted basis as at March 30, 2022. Brewin Dolphin provides discretionary wealth management services in the U.K. and Ireland.
The transaction is expected to close by the end of the third calendar quarter of 2022, subject to regulatory approvals and other customary closing conditions. The results of the acquired business will be consolidated from the date of close.